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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2000




                                  iMANAGE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        000-28041              36-4043595
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer)
 incorporation or organization)                                Identification No.)


 2121 SOUTH EL CAMINO REAL, SUITE 400,
         SAN MATEO, CALIFORNIA                                       94403
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (650) 356-1166

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 21, 2000, pursuant to an Agreement and Plan of Reorganization, dated as of April 11, 2000 (the "Merger Agreement"), by and among iManage, Inc., a Delaware corporation (the "Company"), NetRight Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and THOUGHTSTAR, Inc., a Delaware corporation ("THOUGHTSTAR"), the Company completed its acquisition (the "Merger") of THOUGHTSTAR by merging THOUGHTSTAR with and into Merger Sub, with Merger Sub the surviving corporation in the Merger. The Merger has been accounted for as a purchase business combination.

Under the terms of the Merger Agreement, the merger consideration consisted of $4.5 million in cash (the "Cash Consideration"), and approximately $14.0 million in the common stock of the Company ("Company Common Stock"), in exchange for all of the issued and outstanding capital stock, options and warrants of THOUGHTSTAR ("THOUGHTSTAR capital stock"). Pursuant to the Merger Agreement, the value of the Company Common Stock was deemed to be $13.00 per share. Each outstanding share of THOUGHTSTAR capital stock was converted into the right to receive 0.097 of a share of Company Common Stock and the right to receive cash in the amount of $.344 per share of THOUGHTSTAR Capital Stock.

The Company will account for the purchase price as (i) $5.2 million in cash, calculated by adding to the Cash Consideration payable to holders of outstanding THOUGHTSTAR stock additional monies loaned by the Company to THOUGHTSTAR prior to the completion of the Merger, (ii) $11.0 million in Company Common Stock, calculated by multiplying the number of shares of Company Common Stock issued at the effective time of the Merger (1,006,717) by $10.96, which represents the average price of the Company's stock for the period two days preceding through two days following the Company's first announcement of the Merger, which occurred on April 13, 2000, and (iii) $700,000 in approximate acquisition expenses. The Company will account for the total purchase price of THOUGHTSTAR as $16.9 million.

The Company assumed 50% of the outstanding options to purchase the common stock of THOUGHTSTAR under its stock option plans, which were converted into options to purchase an aggregate of approximately 89,000 shares of Company Common Stock. The estimated fair value of the assumed options is approximately $1.0 million and will be recorded as stock-based compensation. All THOUGHTSTAR options not assumed by the Company were exercised prior to the consummation of the Merger.

The amount of the Merger consideration was determined through arms-length negotiation. There were no material relationships between the THOUGHTSTAR shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer prior to the Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Financial statements of THOUGHTSTAR are attached as Exhibits 99.3 and 99.4 hereto.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information is attached as Exhibit 99.5 hereto.

     (c)  EXHIBITS.

Exhibit No.    Description
-----------    -----------
   2.1*        Agreement and Plan of Reorganization, dated as of April 11, 2000, by and among iManage, Inc., a Delaware corporation, NetRight
               Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of iManage, Inc., and THOUGHTSTAR, Inc., a Delaware
               corporation.

               The above agreement contains a list identifying all exhibits and schedules thereto not filed as a part of Exhibit 2.1. The Company agrees to furnish supplementary a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.


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

Exhibit No.    Description
-----------    -----------
    2.2*       Certificate of Merger, dated June 21, 2000, of THOUGHTSTAR, Inc.
               into NetRight Technologies, Inc., filed with the Secretary of
               State of the State of Delaware on June 21, 2000.

    4.1*       Form of Amended and Restated Rights Agreement.

   23.1        Consent of Pricewaterhouse Coopers LLP

   99.1*       Press release, dated April 13, 2000, announcing the Merger.

   99.2* Press release, dated June 27, 2000, announcing completion of the Merger.

   99.3 Audited Financial Statements of THOUGHTSTAR, Inc. for the years ended December 31, 1998 and 1999

   99.4 Unaudited Interim Financial Statements of THOUGHSTAR, Inc. for the three months ended March 31, 1999 and 2000

   99.5        Unaudited Pro Forma Statements of iManage, Inc. and THOUGHTSTAR,
               Inc. for the years ended December 31, 1999 and March 31, 2000

* Previously filed with this Report on Form 8-K.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        iManage, Inc.



August 11, 2000                         By: /s/ MARK CULHANE
                                           -------------------------------------
                                           Mark Culhane
                                           Chief Financial Officer and Secretary


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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   2.1*        Agreement and Plan of Reorganization, dated as of April 11, 2000, by and among iManage, Inc., a Delaware corporation, NetRight
               Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of iManage, Inc., and THOUGHTSTAR, Inc., a Delaware
               corporation.

               The above agreement contains a list identifying all exhibits and schedules thereto not filed as a part of Exhibit 2.1. The Company agrees to furnish supplementary a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.

    2.2*       Certificate of Merger, dated June 21, 2000, of THOUGHTSTAR, Inc.
               into NetRight Technologies, Inc., filed with the Secretary of State of the State of Delaware on June 21, 2000.

    4.1*       Form of Amended and Restated Rights Agreement.

   23.1        Consent of PricewaterhouseCoopers LLP

   99.1*       Press release, dated April 13, 2000, announcing the Merger.

   99.2* Press release, dated June 27, 2000, announcing completion of the Merger.

   99.3 Audited Financial Statements of THOUGHTSTAR, Inc. for the years ended December 31, 1998 and 1999

   99.4 Unaudited Interim Financial Statements of THOUGHSTAR, Inc. for the three months ended March 31, 1999 and 2000

   99.5        Unaudited Pro Forma Statements of iManage, Inc. and THOUGHTSTAR,
               Inc. for the years ended December 31, 1999 and March 31, 2000


   * Previously filed with this Report on Form 8-K.


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